UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 29, 2014
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
U.S. Sales Release and Charts dated February 3, 2014

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2014, David Bonderman, a member of the Board of Directors (the “Board”) of General Motors Company (the “Company”), gave notice to the Company that he does not intend to stand for reelection at the Company’s Annual Meeting of Stockholders in 2014 (the “2014 Annual Meeting”). In addition, the Company anticipates that Robert D. Krebs will retire from the Board immediately prior to the 2014 Annual Meeting, pursuant to the retirement policy set forth in the Company’s Corporate Governance Guidelines. Both Mr. Bonderman and Mr. Krebs joined the Board in July 2009.
Item 8.01 Other Events

On February 3, 2014, General Motors Company issued a news release announcing January 2014 U.S. sales. The release and charts are attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
EXHIBIT

Exhibit	Description	Method of Filing

Exhibit 99.1	U.S. Sales Release and Charts Dated February 3, 2014	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: February 4, 2014	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer